[COLDWELL BANKER SIGN]                                  [REALTOR SYMBOL]


                                                        [EQUAL HOUSING
                                                         OPPORTUNITY SYMBOL]




              THIS IS A LEGALLY BINDING AGREEMENT
              IF NOT UNDERSTOOD, SEEK LEGAL ADV.


   The REALTOR negotiating this agreement is a member of the

 Nebraska REALTORS Association and as such is governed by its Code of Ethics and Rules and Regulations.


                      PURCHASE AGREEMENT

COLDWELL BANKER TOWN & COUNTRY REALTY, 4503 2nd Avenue, Kearney, Nebraska, 68847 Date 3-20-96
The undersigned, as Buyer, agrees to purchase the following
Property: Address: 2501 30th Ave. Kearney, Ne.
Legal Description. See Legal Description Attached including all fixtures and equipment permanently attached to the Property provided Seller has a marketable title in fee simple. The only personal property is included as follows:
ALL PERSONAL PROPERTY PERTAINING TO THE BUILDING TO REMAIN WITH THE SALE Seller agrees to furnish a title insurance policy insuring marketability and Buyer shall be furnished a current title insurance commitment by Seller prior to closing. The cost of title insurance issued for this sale, if any, 1/2-Buyer and 1/2-Seller
Buyer has option of selecting, or approving as selected by the Seller, the title insurance company. However, if Buyer and Seller agree, Seller may furnish an abstract of title certified to date in lieu of title insurance. If any defects in title are found in the abstract Buyer agrees to furnish a copy of a written title opinion from Buyer's attorney showing the defects. Buyer agrees that should a valid title defect exist, Seller has a reasonable time to correct said defect. **If the title defects are not cured within a reasonable time period, the Buyer may declare this Agreement null and void, and be entitled to full return of earnest money. Seller agrees to convey the subject Property to Buyer by warranty deed or NO EXCEPTIONS free and clear of all liens, encumbrances, special assessments levied or assessed, except NO EXCEPTIONS and subject to all easements and restrictions or covenants of record. Seller agrees to pay any assessments for items such as paving, curbing, sidewalk or utilities previously constructed, now under construction, or ordered to be constructed by public authority not yet assessed. The documentary stamp tax shall be paid by the Seller.

     Buyer agrees to pay 350,000.00 DOLLARS, on the following terms: an earnest money deposit of $ 5,000.00 at this time as shown by the receipt herein. If paid by check, it will be cashed. The earnest money deposit will be transferred to the listing broker on acceptance, if the selling broker is other than the listing broker. All monies shall be deposited in a trust account, to be held until the time of closing or until transferred to an escrow agent by agreement of Buyer and Seller; balance to be paid as shown in Paragraph(s) # following:

     #1.  ALL CASH:  Balance of $         shall be paid in
cash, or be certified or cashier's check at time of delivery of deed, no financing being required.

     #2. CONDITIONAL UPON LOAN: Balance of $ 345,000.00 shall be paid in cash, or be certified or cashier's check at time of delivery of deed, contingent upon Buyer's ability to obtain a loan, to be secured by first mortgage or deed of trust, on above described Property in the amount of $ 350,00.00 . The loan shall be BANK FINANCING WITH TERMS ACCEPTABLE TO THE BUYERS. SAID FINANCING CONTINGENCY MUST BE ASSERTED OR DEEMED WAIVED ON OR BEFORE APRIL 5, 1996. SELLER SHALL BEAR NO COSTS ASSOCIATED WITH SUCH LOAN.

     #3. OTHER PROVISIONS: THIS OFFER IS BASED ON CITY OF KEARNEY APPROVAL OF USEAGE AND CURRENT OFF STREET PARKING ON SITE. BUYER SHALL ALSO HAVE THE RIGHT TO OBTAIN A BUILDING INSPECTION AT BUYERS COST IF THE INSPECTION IS NOT SATISFACTORY IN BUYERS OPINION, BUYER MAY VOID THIS AGREEMENT AND HAVE EARNEST DEPOSIT RETURNED IN FULL TO BUYER.**

     #4. ADDENDUM:  The attached addenda shall be made a part
of the Purchase Agreement. (please initial) Seller /s/ ML
Buyer /s/MHM /s/DLM (List Addenda) Dual Agency Addendum and
Purchase Agreement Addendum

         Seller's total liability for any costs for replacement and /or repairs requested in any items listed in paragraphs 3 or 4 above shall not exceed $ . Should replacement and/or repairs exceed this amount and seller does not elect to pay the cost in excess of such amount, Buyer shall have the option of declaring this Agreement null and void and be entitled to full return of the earnest money.

     Seller shall pay all taxes to and including 1995. Taxes for the calendar year 1996, together with interest and rents and homeowners association dues, if any shall be prorated to
date of possession [ ], closing [X], or      Taxes shall be
prorated on the basis of the prior year's taxes unless the current tax rate is available in which case taxes shall be prorated on the basis of the current valuation and tax rate.

     The closing of the sale shall be on or before the 15TH day of April, 1996. Possession of Property to be DAY OF CLOSING.

     Buyer requests a termite and wood destroying insect inspection of the building(s) at Buyer's expense (except should Buyer obtain VA loan, the expense shall be paid by Seller). Should evidence of termites or wood destroying insects be found, the building(s) shall be treated at Seller's expense. Buyer agrees to accept the treated Property. If visible evidence of previously treated infestation which is now inactive is found, treatment shall not be required. Should damage from such insects be found, the damage shall be corrected at Seller's expense. However, if the cost required for repairs exceeds 1% of the purchase price, and Seller does not elect to pay the cost in excess of such amount, Buyer shall have the option of declaring this Agreement null and void and be entitled to full return of the earnest money.

     This offer is based upon Buyer's personal inspection or investigation of the Property. Buyer agrees to accept the Property in its present condition, except as provided herein.

     Seller agrees to maintain the lawn, removal of snow from sidewalks and driveways, heating, air conditioning, waterheater, sewer, plumbing, electrical system, any built-in appliances in their present condition until delivery of possession. Seller represents that there are no latent defects in the Propert of which the Seller is aware except those that are set forth in "Seller's Description of Property."

     This agreement shall in no manner be construed to convey the Property or to give any right of possession. Risk of loss or damage to the Property, prior to closing date, shall be the responsibility of the Seller. If, prior to closing, the structures on the Property are materially damaged by fire, explosion or any other cause, Buyer shall have the right to rescind this Agreement, and be entitled to full return on the earnest money.

     If Buyer fails to consumate this purchase according to the terms of this Agreement, Seller may, at Seller's option, retain the earnest money as liquidated damages for such failure, or utilize such other legal remedies as are available to Seller by reason of such failure.

     Buyer understands that this Property is located within
Sanitary Improvement District (S.I.D) # NA    (Buyer should
initial if applicable.)

     Buyer and Seller acknowledge and understand that the closing of the sale may be handled by an escrow agent and that the listing broker, COLDWELL BANKER/T&C, is authorized to transfer the earnest money or any other funds received to the escrow agent. After the transfer, broker shall have no further responsibility or liability to Buyer or Seller to account for the funds. Escrow agent's charges shall then be equally divided between Buyer and Seller. If Buyer's loan is a government-regulated loan which prohibits Buyer form paying such charges, then they shall be paid by Seller.

     This offer is null and void if not accepted by the Seller on or before 3-21-96 by Fax 3-30-96 Written

**SEE ATTACHED ADDENDUM




AGENCY CONFIRMATION-. The following agency relationships are hereby confirmed for this transaction:

     Listing Agent Steve McCormick is an agent of (check one):
the Seller exclusively [ ] or both the Buyer and Seller [ ]

     Selling Agent: Steve McCormick (if not the same as Listing
Agent) is the agent of (check one): the Buyer exclusively [ ] or the Seller exclusively [ ] or both the Buyer and Seller [ ].

     Buyer acknowledges receipt of a copy of this offer, which
has not yet been signed by Seller.
BUYER /s/ Mark H. Meyer       DATE /s/ 3/20/96      SS#FedID#
BUYER /s/ David L. Meyer      DATE                  SS#FedID#
ADDRESS                  ZIP        PHONE
NAMES FOR DEED:  /s/ M&D Enterprises, L.L.C.



                      RECEIPT FOR EARNEST MONEY

RECEIVED FROM: M&D Enterprises
the sum of $5,000.00 DOLLARS (check) to apply to the purchase price of the Property on terms and conditions as stated. In the event this offer is not accepted by the Seller of the Property within the time specified, or in the event there are any defects in the title which cannot be cured as specified above, the Deposit shall be refunded.
Coldwell Banker Town & Country REALTORS By /s/ Betty J. Warren



                           ACCEPTANCE

                                              Dated:
Seller accepts the foregoing proposition on the terms stated and agrees to convey title to the Property, deliver possession, and perform all the terms and conditions set forth. Seller appoints Coldwell Banker T & C to close the sale in accordance with the terms of this contract and in so doing to receive and pay out money and deliver the deed to the Property at the time of closing.

SELLER /s/ AEI Real Estate Fund 86-A Ltd      SS#/FedID# /s/ 41-6273958
           Partnership
           BY AEI Fund Management 86-A Inc
           Its Managing General Partner
           BY Mark E. Larson its CFO

SELLER                                        SS#/FedID#

STATE OF                                      STATE OF
                )Ss                                        )Ss

COUNTY OF                                         COUNTY OF

The foregoing Purchase Agreement was acknowledged before me on The foregoing Purchase Agreement was acknowledged before me on, 19,
by                  ,19,  by


       Notary Public                            Notary Public
Commission expires                           Commission expires
(seal)                                       (seal)


               RECEIPTS FOR FULLY EXECUTED PURCHASE AGREEMENT

Buyer acknowledges receipt of executed copy of this Agreement and the SID statement required by Neb.Rev.Stat. 31-727.03, if applicable

                         Date                              Date
(Buyer)                                 (Buyer)


Seller acknowledges receipt of executed copy of this Agreement.


/s/ Mark E. Larson     Date /s/ 3/27/96            Date
(Seller)                                           (Seller)
/s/ CFO


               AMENDMENT TO UNIFORM PURCHASE AGREEMENT

                                 Dated               ,19 on
Property located at


FEDERAL HOUSING ADMINISTRATION (FHA)/VETERANS ADMINISTRATION
(VA) ESCAPE CLAUSE

"It is expressly agreed that notwithstanding any other provisions of this contract, the purchaser shall not be obligated to complete the purchase of the property described herein or to incur any penalty in forfeiture of earnest money deposit or otherwise unless the purchaser has been given in accordance with HUD/FHA or VA requirements a written statement by the Federal Housing Commissioner, Veterans Administration, or a Direct Endorsement lender setting forth the appraised
value of the property of not less than $          .  The
purchaser shall have the privilege and option of proceeding with consummation of the contract without regard to the amount of the appraised valuation. The appraised valuation is arrived to determine the maximum mortgage the Department of Housing and Urban Development will insure. HUD does not warrant the value nor the condition of the property, The purchaser should satisfy himself/herself that the price and condition of the property are acceptable.

Seller                     Buyer
                 (Date)                         (Date)
Seller                     Buyer
                 (Date)                          (Date)



    ACKNOWLEDGMENT OF RECEIPT OF LEAD-BASED PAINT NOTICE

The undersigned Buyer acknowledges that the lead-based paint notice has been read and a copy has been received before signing the Purchase Agreement.

Buyer                              Buyer
                       (Date)                            (Date)


                         BUYER PLEASE NOTE
At closing Buyer is required to have cash or certified cashier's check for the balance of his payments.


                         SELLER PLEASE NOTE
Upon termination of Seller's insurance at closing, Seller should insure all personal property remaining on the premises prior to delivery of possession.







                    Purchase Agreement Addendum

     Notwithstanding anything in the Purchase Agreement to the contrary, Buyer shall be allowed ten (10) days after receipt of said commitment for examination and the making of any objections thereto, said objections to be made in writing or deemed waived. If any objections are so made, the Seller shall be allowed one hundred twenty (120) days to make such title marketable or in the alternative to obtain a commitment for insurable title notwithstanding Buyer's objections. If Seller shall decide to make no efforts to make title marketable, or is unable to make title marketable or obtain insurable title, (after execution by Buyer of such documents reasonably requested by Seller to evidence the termination hereof) Buyer's First Payment shall be returned and this Agreement shall be null and void and of no further force and effect.

     Pending correction of title, the payments hereunder required shall be postponed, but upon correction of title and within ten (10) days after written notice of correction to the Buyer, the parties shall perform this agreement according to its terms. Seller shall pay for the cost of issuing the title commitment and Buyer shall pay the owner's title insurance premium for an Owner's policy.

     Seller shall provide Buyer access to the Property from time to time for the purpose of conducting inspections thereof including mechanical, structural, electrical and other physical inspections. Buyer has until April 5, 1996 to complete such physical inspection.

     Buyer shall indemnify Seller from and against any and all losses, claims, causes of action, liabilities, and costs to the extent caused by the actions of Buyer, its agents, employees, contractors, or invitees, during any such entry upon the Property. The foregoing duty of indemnification shall include the duty to pay all reasonable attorney's fees incurred by the Seller in responding to or defending any such claims or proceedings.

     Buyer may cancel this agreement for ANY REASON in its sole discretion by delivering a cancellation notice, return receipt requested, to Seller and escrow holder before the expiration of the inspection period. Such notice shall be deemed effective only upon receipt by Seller.

     DISCLAIMER. Seller and Buyer acknowledge and agree that Seller acquired the Property through a sale/leaseback with a former tenant. Seller has been an absentee landlord.
Consequently, Seller has little, if any, knowledge of the physical characteristics of the Property.

     Accordingly, except as otherwise specifically stated in this Agreement, Seller hereby specifically disclaims any warranty, guaranty, or representation, oral or written, past, present, or future of, as to, or concerning (i) the nature and condition of the Property, including, without limitation, the water, soil, and geology, and the suitability thereof and of the Property for any and all activities and uses which Buyer may elect to conduct thereon; (ii) except for the warranty of title contained in the Deed to be delivered by Seller at the Closing, the nature and extent of any right of way, Lease, possession, lien, encumbrance, license, reservation, condition, or otherwise, and (iii) the compliance of the Property or its operation with any laws, ordinances, or regulations of any government or other body.

     Buyer acknowledges that having been given the opportunity to inspect the Property, Buyer is relying solely on its own investigation of the Property and not on any information provided or to be provided by Seller except as set forth herein. Buyer further acknowledges that the information provided and to be provided with respect to the Property by Seller was obtained from a variety of sources and Seller neither (a) has made independent investigation or verification of such information, or (b) makes any representations as to the accuracy or completeness of such information. The sale of the Property as provided for herein is made on an "AS IS" basis, and Buyer expressly acknowledges that, in consideration of the agreements of Seller herein, except as otherwise specified herein, Seller makes no Warranty or representation, Express or Implied, or arising by operation of law, including, but not limited to, any warranty or condition, habitability, tenantability, suitability for commercial purposes, merchantability, or fitness for a particular purpose, in respect of the Property.

     BUYER AGREES THAT IT SHALL BE PURCHASING THE PROPERTY IN ITS THEN PRESENT CONDITION, AS IS, WHERE IS, AND SELLER HAS NO OBLIGATION TO CONSTRUCT OR REPAIR ANY IMPROVEMENTS THEREON, OR TO PERFORM ANY OTHER ACT REGARDING THE PROPERTY. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ALSO AGREES THAT SELLER WILL HAVE NO LIABILITY OF ANY TYPE, DIRECT OR INDIRECT, TO BUYER OR BUYER'S SUCCESSORS, ASSIGNS, LENDERS OR AFFILIATES IN CONNECTION WITH ANY HAZARDOUS, TOXIC, DANGEROUS, FLAMMABLE, EXPLOSIVE OR CHEMICAL SUBSTANCE OF ANY TYPE (WHETHER OR NOT DEFINED AS SUCH UNDER ANY APPLICABLE LAWS) ON OR IN CONNECTION WITH THE PROPERTY EITHER BEFORE OR AFTER THE CLOSING DATE.


SELLER: AEI REAL ESTATE FUND 86-A LIMITED PARTNERSHIP,

        By:  AEI Fund Management 86-A, Inc., its corporate
             general partner

        By: /s/ Mark E. Larson
                (Robert P. Johnson, President   signed by different
            /s/ Its CFO                         coporate officer text has
                                                a line through it)


BUYER:

     By: /s/ Mark H. Meyer
         /s/ David L. Meyer